Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of presentation of the financial statements

The Company's financial statements for all periods presented have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

Prior to 2019, the Company prepared its financial statements in accordance with International Financial Reporting Standards ("IFRS"), as issued by the International Accounting Standards Board ("IASB"), as permitted in the United States ("U.S.") based on the Company's status as a foreign private issuer as defined by the U.S. Securities and Exchange Commission (the "SEC"). During 2019, the Company decided to adopt the US GAAP since the Company's business activity is primarily in the U.S. as well as its activity in the U.S. capital markets.

b.	Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

c.	Functional currency

From the Company's inception through December 31, 2018, the Company and its subsidiary's functional currency was the New Israeli Shekel (NIS). Management conducted a review of the functional currency of the Company and its subsidiary and concluded that the functional currency changed from the NIS to the U.S. dollar, effective January 1, 2019. This change was based on an assessment by Company management that the U.S. dollar became the primary currency of the economic environment in which the Company and its subsidiary operates. Accordingly, the functional and presentation currency of the Company in these financial statements is the U.S. dollar.

In determining the appropriate functional currency to be used, the Company reviewed factors relating to sales, costs and expenses, financing activities and cash flows, as well as other potential factors, that should be considered. In this regard, in 2018, the Company incurred a significant increase in revenues denominated in U.S. dollars relating to collaboration with its customers in the U.S., which is reflected primarily in the agreement the Company signed in October 2018, with Lung Biotechnology PBC, a public benefit corporation and wholly-owned subsidiary of United Therapeutics Corporations. The Company expects additional increase in revenues denominated in U.S. dollars related to its activities. The Company incurred an increase and expects to continue to incur a significant part of its expenses in U.S. dollars. These changes, as well as the fact that the majority of the Company's available funds are in U.S. dollars, the Company's principal source of financing is the U.S. capital markets, and all of the Company's budgeting is conducted solely in U.S. dollars, led to the decision that a change occurred in the functional currency as of January 1, 2019, as indicated above.

The effect of the change in the functional currency is accounted for prospectively. Assets and liabilities were translated into the new functional currency using the exchange rate at the date of the change. The resulting translated amounts for non-monetary items are treated as their historical cost. In addition, warrants previously included as equity were classified as financial liability measured at fair value, due to their NIS exercise price.

Due to the change in its functional currency as above and concurrently with it, the Company decided to change its presentation currency from NIS to the U.S. dollar.

The change in presentation currency was applied retrospectively to all comparative figures presented.

In effecting the change in presentation currency to U.S. dollars, with respect to comparative figures: (1) all assets and liabilities of the Company were translated using the dollar exchange rate as of each balance sheet presented; (2) equity items were translated using historical exchange rates at the relevant transaction dates; (3) the statement of comprehensive loss items have been translated at the average exchange rates for the relevant reporting periods; and (4) the resulting translation differences have been reported as "currency translation differences" within other comprehensive loss.

d.	Principles of consolidation

The consolidated financial statements include the accounts of the Company and CollPlant. All inter-company transactions and balances have been eliminated in consolidation.

e.	Cash and cash equivalents

The Company considers as cash equivalents all short-term, highly liquid investments, which include short-term bank deposits with original maturities of three months or less from the date of purchase that are not restricted as to withdrawal or use and are readily convertible to known amounts of cash.

f.	Inventory

Inventory is measured at the lower of cost and net realizable value.

The cost of inventories is based on the first-in first-out (FIFO) principle. In the case of purchased goods and work in process, costs include raw materials, direct labor, other direct costs and fixed production overheads (based on the normal operating capacity of the production facilities).

Net realizable value is the estimated selling price in the ordinary course of business, less variable attributable selling expenses.

g.	Leases

On January 1, 2019, the Company adopted ASU No. 2016-02, Leases (Topic 842). The Company determines if an arrangement is a lease at inception. Balances related to operating leases are included in operating lease right-of-use ("ROU") assets and current and non-current operating lease liabilities in the consolidated balance sheets.

ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized as of the commencement date based on the present value of lease payments over the lease term. Lease terms will include options to extend or terminate the lease when it is reasonably certain that the Company will either exercise or not exercise the option to renew or terminate the lease. The discount rate for the lease is the rate implicit in the lease unless that rate cannot be readily determined. As the Company's leases do not provide an implicit rate, the Company's uses its estimated incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. Lease expense for lease payments is recognized on a straight-line basis over the lease term (see also Note 2q and Note 6).

h.	Property and equipment

1)	Property and equipment are stated at cost, net of accumulated depreciation and amortization.

2)	The Company's property and equipment are depreciated by the straight-line method on the basis of their estimated useful life. Annual rates of depreciation are as follows:

Years
Computer equipment	3
Greenhouse equipment*	4 - 10
Office furniture	7 - 17
Laboratory equipment	4 - 5
Leasehold improvements	5
Vehicles	4-7

*	Greenhouse equipment - agricultural equipment used in the tobacco production greenhouse.

Leasehold improvements are amortized by the straight-line method over the expected lease term, which is shorter than the estimated useful life of the improvements.

i.	Impairment in value of long-lived assets

The Company tests long-lived assets for impairment whenever events or circumstances present an indication of impairment. If the sum of expected future cash flows (undiscounted and without interest charges) of the assets is less than the carrying amount of such assets, an impairment loss would be recognized. The assets would be written down to their estimated fair values, calculated based on the present value of expected future cash flows (discounted cash flows), or some other fair value measure.

For the three years ended December 31, 2019, the Company did not recognize an impairment loss for its long-lived assets.

j.	Share-based compensation

The Company accounts for employees' share-based payment awards classified as equity awards using the grant-date fair value method. The fair value of share-based payment transactions is recognized as an expense over the requisite service period.

The Company elected to recognize compensation costs for awards conditioned only on continued service that have a graded vesting schedule using the accelerated method based on the multiple-option award approach.

The Company elects to account for forfeitures as they occur.

On January 1, 2019, the Company adopted the FASB issued ASU No. 2018-07, Compensation-Stock Compensation (Topic 718) Improvements to Nonemployee Share-based Payments. This ASU was issued to simplify the accounting for share-based transactions by expanding the scope of Topic 718 from only being applicable to share-based payments to employees to also include share-based payment transactions for acquiring goods and services from nonemployees. As a result, nonemployee share-based transactions are being measured by estimating the fair value of the equity instruments at the grant date.

k.	Research and development expenses

Research and development expenses include costs directly attributable to the conduct of research and development programs, including the cost of salaries, share-based compensation expenses, payroll taxes and other employee benefits, lab expenses, consumable equipment and consulting fees. All costs associated with research and developments are expensed as incurred.

Grants received from Israel Innovation Authority (hereafter - "IIA"), (formerly known as the Office of the Chief Scientist of the Ministry of Economy and Industry, or the OCS) are recognized when the grant becomes receivable, provided there is reasonable assurance that the Company will comply with the conditions attached to the grant and there is reasonable assurance the grant will be received. Since at the time the grants were received, successful development of the related projects was not assured, the grant was deducted from the research and development expenses as the applicable costs are incurred, and presented in R&D expenses, net. See Note 7(a).

Research and development expenses, net for the years ended December 31, 2019, 2018 and 2017, include participation in research and development expenses in the amount of approximately $28, $327 and $584, respectively.

l.	Revenue recognition

On January 1, 2018, the Company adopted the new accounting standard, ASC 606, Revenue from Contracts with Customers ("ASC 606"), and all the related amendments, using the modified retrospective method. The implementation of this Accounting Standards Update (ASU) did not have a material impact on the Company's consolidated financial statement.

The Company's revenue recognition accounting policy from January 1, 2018, following the adoption of the new revenue standard

A contract with a customer exists only when: the parties to the contract have approved it and are committed to perform their respective obligations, the Company can identify each party's rights regarding the distinct goods or services to be transferred ("performance obligations"), the Company can determine the transaction price for the goods or services to be transferred, the contract has commercial substance and it is probable that the Company will collect the consideration to which it will be entitled in exchange for the goods or services that will be transferred to the customer.

Revenues are recorded in the amount of consideration to which the Company expects to be entitled in exchange for performance obligations upon transfer of control to the customer.

1.	Revenues from sale of goods

The Company recognizes revenues from selling goods at a point in time when control over the product is transferred to customers (upon delivery). The goods are products based on the Company's rhCollagen, and includes the BioInk product for the development of 3D bioprinting of organs and tissues and products for tendinopathy and wound healing.

2.	Revenues from rendering services

Revenue from rendering of services is recognized over time, during the period the customer simultaneously receives and consumes the benefits provided by the Company's performance. Under the Company's service contracts, the Company has a right to consideration from the customer in an amount that corresponds directly with the value to the customer of the Company's performance completed to date and recognizes revenue in the amount to which the Company has a right to invoice.

The Company charges its customers based on payment terms agreed upon in specific agreements. When payments are made before or after the service is performed, the Company recognizes the resulting contract asset or liability.

3.	Revenues from licensing agreement

On October 19, 2018, the Company signed a License, Development and Commercialization Agreement (the "License Agreement") with Lung Biotechnology PBC ("LB") (see also Note 7(b)).

According to ASC 606, a performance obligation is a promise to provide a distinct good or service or a series of distinct goods or services. Goods and services that are not distinct are bundled with other goods or services in the contract until a bundle of goods or services that is distinct is created. A good or service promised to a customer is distinct if the customer can benefit from the good or service either on its own or together with other resources that are readily available to the customer and the entity's promise to transfer the good or service to the customer is separately identifiable from other promises in the contract.

Options granted to the customer that do not provide a material right to the customer that it would not receive without entering into the contract do not give rise to performance obligations.

The Company has identified the following performance obligations in the License Agreement: (1) grant of the license and use of its IP ("License"); and (2) a limited quantity of BioInk to be supplied over a specific time frame ("First BioInk"). The License is distinct as the licensee is able to benefit from the license on its own at its current stage (inter alia, due to sublicensing rights, option services can be obtained from other experts in the field and not necessarily from the Company, etc.).

In addition, the Company has identified several options in the License Agreement. However, neither of the options provides a material right to the customer and therefore, neither of the said options give rise to a performance obligation.

The transaction price included an up-front paid amount of $5.0 million and reimbursement for part of the costs related to the IIA in an amount of $1.0 million, as well as variable considerations contingent upon LB achieving certain milestones, sales-based royalties and additional reimbursement of costs related to payments made by CollPlant to the IIA ("Variable Consideration"). The Company estimates variable consideration using the most likely method. Amounts included in the transaction price are recognized only when it is probable that a significant reversal of cumulative revenues will not occur.

Sales-based royalties are not included in the transaction price. Rather, they are recognized as incurred, due to the specific exception of ASC 606 for sales-based royalties in licensing of intellectual properties

The Company allocates the transaction price to each performance obligation identified based on the standalone selling prices of the goods or services being provided to the customer. The stand-alone selling price is the price at which the Company would sell the promised goods or services separately to a customer. When the stand-alone selling price is not directly observable by reference to similar transactions with similar customers, the Company applies suitable methods for estimating the stand-alone selling price.

The following are the details of the allocation of the transaction price (which does not include the Variable Consideration) to the various performance obligations in the Agreement:

a)	The First BioInk was allocated with its stand-alone selling price, which is the observable price of the BioInk when the Company sells it separately.

b)	The License was allocated with an estimated stand-alone selling price, based on the residual approach, since the Company has not yet established a price for that license and the license has not previously been sold on a stand-alone basis (i.e. the selling price is uncertain), as well as the related IIA royalties reimbursement.

The Company's revenue recognition accounting policy prior to January 1, 2018, was materially the same.

m.	Income taxes

1)

Deferred taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is recognized to the extent that it is more likely than not that the deferred taxes will not be realized in the foreseeable future. The Company has provided a full valuation allowance with respect to its deferred tax assets.

2)

Uncertainty in income taxes

The Company follows a two-step approach in recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the available evidence indicates that it is more likely than not that the position will be sustained based on technical merits. If this threshold is met, the second step is to measure the tax position as the largest amount that has more than a 50% likelihood of being realized upon ultimate settlement.

n.	Loss per share

Basic loss per share is computed on the basis of the net loss, adjusted to recognize the effect of a down-round feature when it is triggered, for the period divided by the weighted average number of ordinary shares and prepaid warrants outstanding during the period. Diluted loss per share is based upon the weighted average number of ordinary shares and of ordinary shares equivalents outstanding when dilutive. Ordinary share equivalents include outstanding stock options and warrants, which are included under the treasury stock method when dilutive. The calculation of diluted loss per share does not include options, warrants and convertible bonds exercisable into 3,536,495 shares, 2,299,684 shares and 1,584,071 shares for the years ended December 31, 2019, 2018 and 2017, respectively, because the effect would be anti-dilutive. The computation of basic and diluted net loss per ordinary share was adjusted retroactively for all periods presented to reflect the Company's reverse share split. See also Note 1b.

o.	Fair value measurement

Fair value is based on the price that would be received from the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, the guidance establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described as follows:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

The carrying amount of the cash and cash equivalents, restricted deposits, trade receivable, trade payables, accrued expenses and other liabilities approximates their fair value.

p.	Equity-linked financial instruments with down round features

In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): Accounting for Certain Financial Instruments with Down Round Features. The amendments of this ASU update the classification analysis of certain equity-linked financial instruments, or embedded features, with down round features, as well as clarify existing disclosure requirements for equity-classified instruments. When determining whether certain financial instruments should be classified as liabilities or equity instruments, a down round feature no longer precludes equity classification when assessing whether the instrument is indexed to an entity's own stock. ASU 2017-11 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, and early adoption is permitted, including adoption in an interim period. ASU 2017-11 provides that upon adoption, an entity may apply this standard retrospectively to outstanding financial instruments with a down round feature by means of a cumulative- effect adjustment to the opening balance of accumulated deficit in the fiscal year and interim period adoption. The Company has early adopted ASU 2017-11 retrospectively for all periods presented.

q.	Newly issued and recently adopted accounting pronouncements:

Recently adopted accounting pronouncements:

1)	The Company adopted ASU No. 2016-02, Leases (Topic 842), on January 1, 2019 using the modified retrospective transition approach by applying the new standard to all leases existing at the date of initial application. Results and disclosure requirements for reporting periods beginning after January 1, 2019 are presented under Topic 842, while prior period amounts have not been adjusted and continue to be reported in accordance with its historical accounting under Topic 840.

The Company elected the package of practical expedients permitted under the transition guidance, which allowed to carry forward the Company's historical lease classification, the Company's assessment on whether a contract was or contains a lease, and the Company's initial direct costs for any leases that existed prior to January 1, 2019. The Company also elected to combine lease and non-lease components and to keep leases with an initial term of 12 months or less off the balance sheet and recognize the associated lease payments in the consolidated statements of income on a straight-line basis over the lease term.

Upon adoption, the new standard resulted in an increase of $3,458 in operating lease ROU assets and $3,458 corresponding liabilities on the Company's consolidated balance sheet. The Company does not have finance leases. The adoption did not have a material impact on the Company's consolidated statement of comprehensive loss or consolidated statement of cash flows and did not have an impact on the comparative figures. See Note 6 for further details.

2)	On January 1, 2019, the Company adopted ASU 2018-07, "Compensation - Stock Compensation (Topic 718): Improvements to Nonemployee Share-based Payment Accounting" that expands the scope of ASC Topic 718 to include share-based payment transactions for acquiring goods and services from nonemployees. An entity should apply the requirements of ASC Topic 718 to nonemployee awards except for certain exemptions specified in the amendment. The guidance is effective for fiscal years beginning after December 15, 2018, including interim reporting periods within that fiscal year. Early adoption is permitted, but no earlier than an entity's adoption date of Topic 606. The adoption did not have a material impact on the Company's financial statements.